UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2004

PEGASUS COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-32383	23-3070336

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Pegasus Communications Management Company 225 City Line Avenue Bala Cynwyd, Pennsylvania	19004

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(800) 376-0022

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.

     On August 2, 2004, Pegasus Communications Corporation issued a press release announcing that Pegasus Communications and its subsidiary, Pegasus Satellite Communications, Inc. (and/or its subsidiaries) have entered into agreements with DIRECTV, INC., the National Rural Telecommunications Cooperative, and the official committee of unsecured creditors of Pegasus Satellite (the “Committee”) that provide for (1) the sale of Pegasus Satellite’s satellite television assets to DIRECTV, Inc. for a purchase price of $938 million, including $875 million cash, plus certain adjustments to be made at closing; (2) cooperation between Pegasus Satellite and DIRECTV to assure uninterrupted delivery of DIRECTV programming to Pegasus Satellite’s subscribers; and (3) a dismissal of all litigation concerning Pegasus Satellite’s distribution of DIRECTV services and Pegasus Satellite’s bankruptcy. In addition, Pegasus Communications and the Committee have reached an agreement in principle on the sale of the broadcast television stations owned by Pegasus Satellite to Pegasus Communications, subject to higher and better offers. The sale of the satellite television assets and the settlement with DIRECTV as well as the sale of the broadcast television stations are subject to bankruptcy court approval and applicable antitrust filings and approvals. The Asset Purchase Agreement, Cooperation Agreement, Settlement Agreement, Lock-Up Agreement, and press release relating to the transaction are attached hereto as exhibits 2.1, 10.1, 10.2, 10.3, and 99.1 respectively, and are incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

(a) – (b)      Not applicable.

(c)      Exhibits:

Exhibit Number	Description of Exhibit
2.1	Asset Purchase Agreement by and among Pegasus Satellite Television, Inc., Golden Sky Systems, Inc., DIRECTV, Inc., and certain other subsidiaries of Pegasus Satellite Communications, Inc. listed therein dated as of July 30, 2004.
10.1	Cooperation Agreement by and among Pegasus Satellite Communications, Inc. on its own behalf and on behalf of its direct and indirect subsidiaries that are sellers under the Asset Purchase Agreement, and DIRECTV, Inc. dated as of July 30, 2004.
10.2	Global Settlement Agreement by and among Pegasus Satellite Communications, Inc. (on its own behalf and on behalf of its direct and indirect subsidiaries listed therein), Pegasus Communications Corporation, DIRECTV, Inc., National Rural Telecommunications Cooperative, the statutory committee of unsecured creditors duly appointed in the Chapter 11 Case, and the other parties listed therein dated as of July 30, 2004.
10.3	Lock-up agreement by and among Pegasus Communications Corporation, Pegasus Satellite Communications, Inc. and its direct and indirect subsidiaries, the statutory committee of unsecured creditors duly appointed in the Chapter 11 Cases and each member of the Official Committee of Unsecured Creditors appointed in the Chapter 11 Cases listed on the signature pages therein dated as of July 30, 2004.
99.1	Press release dated August 2, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEGASUS COMMUNICATIONS CORPORATION

By:	/s/ Scott A. Blank________________________
Scott A. Blank Senior Vice President

Date: August 3, 2004

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Asset Purchase Agreement by and among Pegasus Satellite Television, Inc., Golden Sky Systems, Inc., DIRECTV, Inc., and certain other subsidiaries of Pegasus Satellite Communications, Inc. listed therein dated as of July 30, 2004.
10.1	Cooperation Agreement by and among Pegasus Satellite Communications, Inc. on its own behalf and on behalf of its direct and indirect subsidiaries that are sellers under the Asset Purchase Agreement, and DIRECTV, Inc. dated as of July 30, 2004.
10.2	Global Settlement Agreement by and among Pegasus Satellite Communications, Inc. (on its own behalf and on behalf of its direct and indirect subsidiaries listed therein), Pegasus Communications Corporation, DIRECTV, Inc., National Rural Telecommunications Cooperative, the statutory committee of unsecured creditors duly appointed in the Chapter 11 Case, and the other parties listed therein dated as of July 30, 2004.
10.3	Lock-up agreement by and among Pegasus Communications Corporation, Pegasus Satellite Communications, Inc. and its direct and indirect subsidiaries, the statutory committee of unsecured creditors duly appointed in the Chapter 11 Cases and each member of the Official Committee of Unsecured Creditors appointed in the Chapter 11 Cases listed on the signature pages therein dated as of July 30, 2004.
99.1	Press release dated August 2, 2004.